October 26, 2020                                        Exhibit 99.1
Park National Corporation reports financial results
for third quarter and first nine months of 2020

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the third quarter and first nine months of 2020 (three and nine months ended September 30, 2020). Park's board of directors declared a quarterly cash dividend of $1.02 per common share, payable on December 10, 2020 to common shareholders of record as of November 20, 2020.

Park’s net income for the third quarter of 2020 was $30.8 million, a 1.0 percent decrease from $31.1 million for the third quarter of 2019. Third quarter 2020 net income per diluted common share was $1.88, compared to $1.89 in the third quarter of 2019. Park's net income for the first nine months of 2020 was $82.7 million, a 5.0 percent increase from $78.8 million for the first nine months of 2019. Net income per diluted common share was $5.04 for the first nine months of 2020, compared to $4.84 for the first nine months of 2019.

Park's community-banking subsidiary, The Park National Bank, reported net income of $32.9 million for the third quarter of 2020, a 6.3 percent increase compared to $30.9 million for the same period of 2019. The bank reported net income of $89.5 million for the first nine months of 2020, compared to $87.0 million for the first nine months of 2019.

“Our results through the spring and summer reflect the unwavering dedication our associates have to supporting customers in the most reliable and compassionate ways. Our service style has always included easy, direct access to local bankers, quick responses, and flexibility to fit unique situations. The excellent loan growth this year is absolutely connected to our bankers’ reputation for answering phones and providing solutions – even on evenings and weekends,” Park Chief Executive Office David Trautman explained.

“As our communities adapted to pandemic conditions, local businesses needed swift access to funds as they adjusted and persevered. Families needed fair financing for vehicles and recreational equipment, and many needed guidance about low mortgage rates. Everyone needed and deserves service in the quickest, safest way possible. We are extremely proud of and grateful for our associates, in every corner of our organization, who continue to dedicate themselves to serving our communities and neighbors.”

Headquartered in Newark, Ohio, Park National Corporation has $9.2 billion in total assets (as of September 30, 2020). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Bethany Lewis, 740.349.0421, bethany.lewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation:

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict, including the possibility of further resurgence in the spread of COVID-19 - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including public health actions directed toward the containment of the COVID-19 pandemic, and the implementation of fiscal stimulus packages;
•the impact of future governmental and regulatory actions upon our participation in and execution of government programs related to the COVID-19 pandemic;
•Park's ability to execute our business plan successfully and within the expected timeframe as well as our ability to manage strategic initiatives in light of the impact of the COVID-19 pandemic and the various responses to the COVID-19 pandemic;
•general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a weaker recovery than anticipated, in addition to the continuing impact of the COVID-19 pandemic on our customers’ operations and financial condition, either of which may result in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
•factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our primary market areas, the financial health of our commercial borrowers and the success of construction projects that we finance, including any loans acquired in acquisition transactions;
•the effect of monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and government policies implemented in response thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, deposits and other financial instruments, in addition to the loan demand and the performance of our loan portfolio, and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins;
•changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated;
•changes in unemployment levels in the states in which Park and our subsidiaries do business may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated due to the continuing impact of the COVID-19 pandemic;
•the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business;
•competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals;
•uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank and bank holding company capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms;
•the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, including the extent to which the new current expected credit loss ("CECL") accounting standard issued by the FASB in June 2016 and in accordance with the CARES Act, the adoption of which can be deferred by Park (with retrospective application as of January 1, 2020) until the earlier of: (1) the interim reporting period during which the national emergency concerning the COVID-19 outbreak terminates; or (2) December 31, 2020, may adversely affect Park's reported financial condition or results of operations;
•Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, when adopted by Park, which may prove unreliable, inaccurate or not predictive of actual results;
•significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio;
•the impact of Park's ability to anticipate and respond to technological changes on Park's ability to respond to customer needs and meet competitive demands;
•operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent;
•the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

•a failure in or breach of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks;
•the existence or exacerbation of general geopolitical instability and uncertainty as well as the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners);
•uncertainty regarding changes to the U.S. presidential administration and Congress and the impact thereof on the regulatory landscape, capital markets, and the response to and management of the COVID-19 pandemic;
•the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia and the risk they may face difficulties servicing their sovereign debt;
•the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union;
•our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries;
•continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends;
•the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties;
•the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, regional or national protests and civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically;
•any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their ability to pay on existing obligations;
•the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results;
•risk and uncertainties associated with Park's entry into new geographic markets with our recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame;
•the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies;
•and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended September 30, 2020, June 30, 2020, and September 30, 2019

	2020	2020	2019	Percent change vs.
(in thousands, except share and per share data)	3rd QTR	2nd QTR	3rd QTR	2Q '20	3Q '19
INCOME STATEMENT:
Net interest income	$83,840	$81,186	$77,101	3.3%	8.7%
Provision for loan losses	13,836	12,224	1,967	13.2%	603.4%
Other income	36,558	30,964	28,136	18.1%	29.9%
Other expense	69,859	64,799	65,738	7.8%	6.3%
Income before income taxes	$36,703	$35,127	$37,532	4.5%	(2.2)%
Income taxes	5,857	5,622	6,386	4.2%	(8.3)%
Net income	$30,846	$29,505	$31,146	4.5%	(1.0)%

MARKET DATA:
Earnings per common share - basic (a)	$1.89	$1.81	$1.90	4.4%	(0.5)%
Earnings per common share - diluted (a)	1.88	1.80	1.89	4.4%	(0.5)%
Cash dividends declared per common share	1.02	1.02	1.01	—%	1.0%
Book value per common share at period end	62.39	61.46	58.54	1.5%	6.6%
Market price per common share at period end	81.96	70.38	94.81	16.5%	(13.6)%
Market capitalization at period end	1,336,011	1,146,942	1,548,527	16.5%	(13.7)%

Weighted average common shares - basic (b)	16,300,720	16,296,427	16,382,798	—%	(0.5)%
Weighted average common shares - diluted (b)	16,393,792	16,375,434	16,475,741	0.1%	(0.5)%
Common shares outstanding at period end	16,300,763	16,296,425	16,332,951	—%	(0.2)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.28%	1.26%	1.41%	1.6%	(9.2)%
Return on average shareholders' equity (a)(b)	12.03%	11.89%	13.07%	1.2%	(8.0)%
Yield on loans	4.54%	4.63%	5.25%	(1.9)%	(13.5)%
Yield on investment securities	2.35%	2.76%	2.72%	(14.9)%	(13.6)%
Yield on money market instruments	0.11%	0.10%	2.43%	10.0%	(95.5)%
Yield on interest earning assets	4.12%	4.14%	4.73%	(0.5)%	(12.9)%
Cost of interest bearing deposits	0.26%	0.36%	1.08%	(27.8)%	(75.9)%
Cost of borrowings	1.63%	1.33%	2.25%	22.6%	(27.6)%
Cost of paying interest bearing liabilities	0.39%	0.43%	1.19%	(9.3)%	(67.2)%
Net interest margin (g)	3.85%	3.84%	3.86%	0.3%	(0.3)%
Efficiency ratio (g)	57.69%	57.41%	62.03%	0.5%	(7.0)%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$52.00	$51.04	$47.92	1.9%	8.5%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended September 30, 2020, June 30, 2020, and September 30, 2019

				Percent change vs.
(in thousands, except ratios)	September 30, 2020	June 30, 2020	September 30, 2019	2Q '20	3Q '19
BALANCE SHEET:
Investment securities	$1,097,598	$1,153,186	$1,328,930	(4.8)%	(17.4)%
Loans	7,278,546	7,204,445	6,403,647	1.0%	13.7%
Allowance for loan losses	87,038	73,476	55,853	18.5%	55.8%
Goodwill and other intangible assets	169,380	169,905	173,489	(0.3)%	(2.4)%
Other real estate owned (OREO)	836	1,356	3,779	(38.3)%	(77.9)%
Total assets	9,240,006	9,712,994	8,723,610	(4.9)%	5.9%
Total deposits	7,475,829	8,161,900	7,168,259	(8.4)%	4.3%
Borrowings	643,103	444,410	498,338	44.7%	29.0%
Total shareholders' equity	1,016,996	1,001,594	956,140	1.5%	6.4%
Tangible equity (d)	847,616	831,689	782,651	1.9%	8.3%
Total nonperforming loans	148,442	126,044	111,184	17.8%	33.5%
Total nonperforming assets	152,670	130,999	118,561	16.5%	28.8%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	78.77%	74.17%	73.41%	6.2%	7.3%
Total nonperforming loans as a % of period end loans	2.04%	1.75%	1.74%	16.6%	17.2%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	2.10%	1.82%	1.85%	15.4%	13.5%
Allowance for loan losses as a % of period end loans	1.20%	1.02%	0.87%	17.6%	37.9%
Net loan charge-offs	$274	$251	$117	9.2%	134.2%
Annualized net loan charge-offs as a % of average loans (b)	0.02%	0.01%	0.01%	100.0%	100.0%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.01%	10.31%	10.96%	6.8%	0.5%
Tangible equity (d) / Tangible assets (f)	9.34%	8.72%	9.15%	7.1%	2.1%
Average shareholders' equity / Average assets (b)	10.67%	10.61%	10.76%	0.6%	(0.8)%
Average shareholders' equity / Average loans (b)	14.08%	14.30%	14.83%	(1.5)%	(5.1)%
Average loans / Average deposits (b)	92.02%	88.59%	88.63%	3.9%	3.8%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2020 and September 30, 2019

	2020	2019
(in thousands, except share and per share data and ratios)	Nine months ended September 30	Nine months ended September 30	Percent change vs '19
INCOME STATEMENT:
Net interest income	$241,309	$220,728	9.3%
Provision for loan losses	31,213	6,384	388.9%
Other income	90,008	72,969	23.4%
Other expense	200,934	192,757	4.2%
Income before income taxes	$99,170	$94,556	4.9%
Income taxes	16,447	15,792	4.1%
Net income	$82,723	$78,764	5.0%

MARKET DATA:
Earnings per common share - basic (a)	$5.07	$4.86	4.3%
Earnings per common share - diluted (a)	5.04	4.84	4.1%
Cash dividends declared per common share	3.26	3.23	0.9%

Weighted average common shares - basic (b)	16,300,250	16,198,294	0.6%
Weighted average common shares - diluted (b)	16,398,350	16,287,695	0.7%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.20%	1.25%	(4.0)%
Return on average shareholders' equity (a)(b)	11.05%	11.61%	(4.8)%
Yield on loans	4.72%	5.21%	(9.4)%
Yield on investment securities	2.62%	2.77%	(5.4)%
Yield on money market instruments	0.31%	2.53%	(87.7)%
Yield on interest earning assets	4.27%	4.72%	(9.5)%
Cost of interest bearing deposits	0.47%	1.03%	(54.4)%
Cost of borrowings	1.66%	2.13%	(22.1)%
Cost of paying interest bearing liabilities	0.57%	1.15%	(50.4)%
Net interest margin (g)	3.88%	3.88%	—%
Efficiency ratio (g)	60.26%	65.14%	(7.5)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$854	$2,043	(58.2)%
Annualized net loan charge-offs as a % of average loans (b)	0.02%	0.04%	(50.0)%

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (b)	10.85%	10.80%	0.5%
Average shareholders' equity / Average loans (b)	14.49%	14.79%	(2.0)%
Average loans / Average deposits (b)	90.19%	90.10%	0.1%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except share and per share data)	2020	2019	2020	2019

Interest income:
Interest and fees on loans	$82,617	$84,213	$243,459	$238,687
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	4,841	6,326	15,398	20,240
Obligations of states and political subdivisions - tax-exempt	2,045	2,225	6,396	6,750
Other interest income	63	1,825	667	2,994
Total interest income	89,566	94,589	265,920	268,671

Interest expense:
Interest on deposits:
Demand and savings deposits	803	9,649	8,652	25,553
Time deposits	2,662	4,694	10,293	12,828
Interest on borrowings	2,261	3,145	5,666	9,562
Total interest expense	5,726	17,488	24,611	47,943

Net interest income	83,840	77,101	241,309	220,728

Provision for loan losses	13,836	1,967	31,213	6,384

Net interest income after provision for loan losses	70,004	75,134	210,096	214,344

Other income	36,558	28,136	90,008	72,969

Other expense	69,859	65,738	200,934	192,757

Income before income taxes	36,703	37,532	99,170	94,556

Income taxes	5,857	6,386	16,447	15,792

Net income	$30,846	$31,146	$82,723	$78,764

Per common share:
Net income - basic	$1.89	$1.90	$5.07	$4.86
Net income - diluted	$1.88	$1.89	$5.04	$4.84

Weighted average shares - basic	16,300,720	16,382,798	16,300,250	16,198,294
Weighted average shares - diluted	16,393,792	16,475,741	16,398,350	16,287,695

Cash dividends declared	$1.02	$1.01	$3.26	$3.23

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2020	December 31, 2019

Assets

Cash and due from banks	$110,774	$135,567
Money market instruments	135,935	24,389
Investment securities	1,097,598	1,279,507
Loans	7,278,546	6,501,404
Allowance for loan losses	(87,038)	(56,679)
Loans, net	7,191,508	6,444,725
Bank premises and equipment, net	85,287	73,322
Goodwill and other intangible assets	169,380	171,118
Other real estate owned	836	4,029
Other assets	448,688	425,720
Total assets	$9,240,006	$8,558,377

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,579,335	$1,959,935
Interest bearing	4,896,494	5,092,677
Total deposits	7,475,829	7,052,612
Borrowings	643,103	438,157
Other liabilities	104,078	98,594
Total liabilities	$8,223,010	$7,589,363

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2020 and December 31, 2019)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,179 shares issued at September 30, 2020 and 17,623,199 shares issued at December 31, 2019)	458,440	459,389
Accumulated other comprehensive income (loss), net of taxes	14,200	(9,589)
Retained earnings	676,465	646,847
Treasury shares (1,322,416 shares at September 30, 2020 and 1,276,757 shares at December 31, 2019)	(132,109)	(127,633)
Total shareholders' equity	$1,016,996	$969,014
Total liabilities and shareholders' equity	$9,240,006	$8,558,377

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	Sept 30		Sept 30
(in thousands)	2020	2019	2020	2019

Assets

Cash and due from banks	$121,973	$147,156	$129,436	$130,799
Money market instruments	223,563	298,441	286,909	158,395
Investment securities	1,330,520	1,339,292	1,264,381	1,380,629
Loans	7,247,021	6,371,323	6,904,900	6,133,386
Allowance for loan losses	(74,718)	(54,867)	(64,942)	(53,711)
Loans, net	7,172,303	6,316,456	6,839,958	6,079,675
Bank premises and equipment, net	83,609	73,077	79,557	68,437
Goodwill and other intangible assets	169,726	174,027	170,311	153,182
Other real estate owned	1,299	3,845	2,616	4,132
Other assets	454,689	433,398	443,327	426,438
Total assets	$9,557,682	$8,785,692	$9,216,495	$8,401,687

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,565,417	$1,901,024	$2,306,355	$1,840,153
Interest bearing	5,309,718	5,287,851	5,350,009	4,967,106
Total deposits	7,875,135	7,188,875	7,656,364	6,807,259
Borrowings	552,452	553,595	455,127	599,223
Other liabilities	109,856	98,077	104,763	87,984
Total liabilities	$8,537,443	$7,840,547	$8,216,254	$7,494,466

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	457,571	457,029	457,953	424,213
Accumulated other comprehensive income (loss), net of taxes	15,400	(26,010)	8,712	(36,383)
Retained earnings	679,519	638,639	665,808	628,463
Treasury shares	(132,251)	(124,513)	(132,232)	(109,072)
Total shareholders' equity	$1,020,239	$945,145	$1,000,241	$907,221
Total liabilities and shareholders' equity	$9,557,682	$8,785,692	$9,216,495	$8,401,687

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2020	2020	2020	2019	2019
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$82,617	$80,155	$80,687	$82,698	$84,213
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	4,841	5,026	5,531	5,973	6,326
Obligations of states and political subdivisions - tax-exempt	2,045	2,151	2,200	2,205	2,225
Other interest income	63	113	491	953	1,825
Total interest income	89,566	87,445	88,909	91,829	94,589

Interest expense:
Interest on deposits:
Demand and savings deposits	803	1,507	6,342	7,795	9,649
Time deposits	2,662	3,346	4,285	4,666	4,694
Interest on borrowings	2,261	1,406	1,999	2,359	3,145
Total interest expense	5,726	6,259	12,626	14,820	17,488

Net interest income	83,840	81,186	76,283	77,009	77,101

Provision for (recovery of) loan losses	13,836	12,224	5,153	(213)	1,967

Net interest income after provision for (recovery of) loan losses	70,004	68,962	71,130	77,222	75,134

Other income	36,558	30,964	22,486	24,224	28,136

Other expense	69,859	64,799	66,276	71,231	65,738

Income before income taxes	36,703	35,127	27,340	30,215	37,532

Income taxes	5,857	5,622	4,968	6,279	6,386

Net income	$30,846	$29,505	$22,372	$23,936	$31,146

Per common share:
Net income - basic	$1.89	$1.81	$1.37	$1.46	$1.90
Net income - diluted	$1.88	$1.80	$1.36	$1.45	$1.89

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2020	2020	2020	2019	2019
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$7,335	$6,793	$7,113	$7,268	$6,842
Service charges on deposit accounts	2,118	1,676	2,528	2,757	2,864
Other service income	13,047	8,758	3,766	4,382	4,260
Debit card fee income	5,853	5,560	4,960	5,341	5,313
Bank owned life insurance income	1,192	1,179	1,248	1,158	1,107
ATM fees	491	438	412	446	482
Gain (loss) on the sale of OREO, net	569	841	(196)	2	(53)
Net (loss) gain on the sale of investment securities	(27)	3,313	—	—	186
Gain (loss) on equity securities, net	1,201	(977)	(973)	(191)	3,335
Other components of net periodic benefit income	1,988	1,988	1,988	1,183	1,183
Miscellaneous	2,791	1,395	1,640	1,878	2,617
Total other income	$36,558	$30,964	$22,486	$24,224	$28,136

Other expense:
Salaries	$31,632	$30,699	$28,429	$30,903	$30,713
Employee benefits	10,676	9,080	10,043	8,973	10,389
Occupancy expense	3,835	3,256	3,480	3,355	3,226
Furniture and equipment expense	4,687	4,850	4,319	4,319	4,177
Data processing fees	3,275	2,577	2,492	2,777	2,935
Professional fees and services	7,977	6,901	7,066	10,503	6,702
Marketing	1,454	1,136	1,486	1,468	1,604
Insurance	1,541	1,477	1,550	317	276
Communication	958	874	1,155	1,256	1,387
State tax expense	1,125	1,116	1,145	1,024	746
Amortization of intangible assets	525	607	606	623	741
Miscellaneous	2,174	2,226	4,505	5,713	2,842
Total other expense	$69,859	$64,799	$66,276	$71,231	$65,738

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2020	June 30, 2020	March 31, 2020	2019	2018	2017	2016

Allowance for loan losses:
Allowance for loan losses, beginning of period	$73,476	$61,503	$56,679	$51,512	$49,988	$50,624	$56,494
Charge-offs	1,529	2,130	2,685	11,177	13,552	19,403	20,799
Recoveries	1,255	1,879	2,356	10,173	7,131	10,210	20,030
Net charge-offs	274	251	329	1,004	6,421	9,193	769
Provision for (recovery of) loan losses	13,836	12,224	5,153	6,171	7,945	8,557	(5,101)
Allowance for loan losses, end of period	$87,038	$73,476	$61,503	$56,679	$51,512	$49,988	$50,624

General reserve trends:
Allowance for loan losses, end of period	$87,038	$73,476	$61,503	$56,679	$51,512	$49,988	$50,624
Allowance on purchased credit impaired ("PCI") loans	103	106	119	268	—	—	—
Allowance on purchased loans	371	25	—	—	—	—	—
Specific reserves	8,666	5,808	5,531	5,230	2,273	684	548
General reserves on originated loans	$77,898	$67,537	$55,853	$51,181	$49,239	$49,304	$50,076

Total loans	$7,278,546	$7,204,445	$6,522,519	$6,501,404	$5,692,132	$5,372,483	$5,271,857
PCI loans	11,877	12,569	13,765	14,331	3,943	—	—
Purchased loans	393,752	440,803	489,843	548,436	225,029	—	—
Impaired commercial loans	116,138	91,724	85,646	77,459	48,135	56,545	70,415
Originated loans excluding impaired commercial loans	$6,756,779	$6,659,349	$5,933,265	$5,861,178	$5,415,025	$5,315,938	$5,201,442

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized)	0.02%	0.01%	0.02%	0.02%	0.12%	0.17%	0.02%
Allowance for loan losses as a % of period end loans	1.20%	1.02%	0.94%	0.87%	0.90%	0.93%	0.96%
Allowance for loan losses on originated loans as % of originated total loans (excluding PPP loans) (k)	1.36%	1.17%	N.A.	N.A.	N.A.	N.A.	N.A.
General reserve as a % of originated total loans less impaired commercial loans	1.15%	1.01%	0.94%	0.87%	0.91%	0.93%	0.96%
General reserves as a % of originated total loans less impaired commercial loans (excluding PPP loans) (k)	1.24%	1.10%	N.A.	N.A.	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$123,050	$100,406	$90,354	$90,080	$67,954	$72,056	$87,822
Accruing troubled debt restructurings	23,774	23,948	27,168	21,215	15,173	20,111	18,175
Loans past due 90 days or more	1,618	1,690	1,789	2,658	2,243	1,792	2,086
Total nonperforming loans	$148,442	$126,044	$119,311	$113,953	$85,370	$93,959	$108,083
Other real estate owned - Park National Bank	242	427	2,671	3,100	2,788	6,524	6,025
Other real estate owned - SEPH	594	929	929	929	1,515	7,666	7,901
Other nonperforming assets - Park National Bank	3,392	3,599	3,599	3,599	3,464	4,849	—
Total nonperforming assets	$152,670	$130,999	$126,510	$121,581	$93,137	$112,998	$122,009
Percentage of nonaccrual loans to period end loans	1.69%	1.39%	1.39%	1.39%	1.19%	1.34%	1.67%
Percentage of nonperforming loans to period end loans	2.04%	1.75%	1.83%	1.75%	1.50%	1.75%	2.05%
Percentage of nonperforming assets to period end loans	2.10%	1.82%	1.94%	1.87%	1.64%	2.10%	2.31%
Percentage of nonperforming assets to period end total assets	1.65%	1.35%	1.45%	1.42%	1.19%	1.50%	1.63%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2020	June 30, 2020	March 31, 2020	2019	2018	2017	2016

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$100,406	$90,354	$90,080	$67,954	$72,056	$87,822	$95,887
New nonaccrual loans	38,631	21,995	21,651	81,009	76,611	58,753	74,786
Resolved nonaccrual loans	15,987	11,943	21,377	58,883	80,713	74,519	82,851
Nonaccrual loans, end of period	$123,050	$100,406	$90,354	$90,080	$67,954	$72,056	$87,822

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$116,701	$92,374	$86,379	$78,178	$59,381	$66,585	$95,358
Prior charge-offs	563	650	733	719	11,246	10,040	24,943
Remaining principal balance	116,138	91,724	85,646	77,459	48,135	56,545	70,415
Specific reserves	8,666	5,808	5,531	5,230	2,273	684	548
Book value, after specific reserves	$107,472	$85,916	$80,115	$72,229	$45,862	$55,861	$69,867

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			NINE MONTHS ENDED
(in thousands, except share and per share data)	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net interest income	$83,840	$81,186	$77,101	$241,309	$220,728
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	1,071	1,301	1,967	3,750	3,839
less interest income on former Vision Bank relationships	8	266	—	351	7
Net interest income - adjusted	$82,761	$79,619	$75,134	$237,208	$216,882

Provision for loan losses	$13,836	$12,224	$1,967	$31,213	$6,384
less recoveries on former Vision Bank relationships	(37)	(685)	(575)	(1,486)	(740)
Provision for loan losses - adjusted	$13,873	$12,909	$2,542	$32,699	$7,124

Other income	$36,558	$30,964	$28,136	$90,008	$72,969
less net gain (loss) on sale of former Vision Bank OREO properties	371	837	—	1,208	(139)
less rebranding initiative related expenses	—	(274)	—	(274)	—
less net (loss) gain on the sale of debt securities in the ordinary course of business	(27)	3,313	186	3,286	(421)
Other income - adjusted	$36,214	$27,088	$27,950	$85,788	$73,529

Other expense	$69,859	$64,799	$65,738	$200,934	$192,757
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	163	214	658	620	6,992
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	525	607	741	1,738	1,732
less FDIC assessment credit	—	—	(1,057)	—	(1,057)
less management and consulting expenses related to collection of payments on former Vision Bank loan relationships	232	—	—	232	—
less FHLB prepayment penalty	—	—	120	1,793	120
less rebranding initiative related expenses	429	138	139	837	341
less COVID-19 related expenses (j)	744	1,878	—	2,884	—
Other expense - adjusted	$67,766	$61,962	$65,137	$192,830	$184,629

Tax effect of adjustments to net income identified above (i)	$133	$(691)	$(447)	$(358)	$861

Net income - reported	$30,846	$29,505	$31,146	$82,723	$78,764
Net income - adjusted	$31,346	$26,905	$29,446	$81,378	$82,005

Diluted EPS	$1.88	$1.80	$1.89	$5.04	$4.84
Diluted EPS, adjusted (h)	$1.91	$1.64	$1.79	$4.96	$5.03

Annualized return on average assets (a)(b)	1.28%	1.26%	1.41%	1.20%	1.25%
Annualized return on average assets, adjusted (a)(b)(h)	1.30%	1.15%	1.33%	1.18%	1.30%

Annualized return on average tangible assets (a)(b)(e)	1.31%	1.28%	1.43%	1.22%	1.28%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.33%	1.17%	1.36%	1.20%	1.33%

Annualized return on average shareholders' equity (a)(b)	12.03%	11.89%	13.07%	11.05%	11.61%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.22%	10.84%	12.37%	10.87%	12.09%

Annualized return on average tangible equity (a)(b)(c)	14.43%	14.33%	16.02%	13.31%	13.97%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.66%	13.07%	15.16%	13.10%	14.54%

Efficiency ratio (g)	57.69%	57.41%	62.03%	60.26%	65.14%
Efficiency ratio, adjusted (g)(h)	56.62%	57.68%	62.74%	59.30%	63.09%

Annualized net interest margin (g)	3.85%	3.84%	3.86%	3.88%	3.88%
Annualized net interest margin, adjusted (g)(h)	3.80%	3.77%	3.76%	3.81%	3.81%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended September 30, 2020, June 30, 2020, and September 30, 2019 and the nine months ended September 30, 2020 and September 30, 2019.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
AVERAGE SHAREHOLDERS' EQUITY	$1,020,239	$998,288	$945,145	$1,000,241	$907,221
Less: Average goodwill and other intangible assets	169,726	170,303	174,027	170,311	153,182
AVERAGE TANGIBLE EQUITY	$850,513	$827,985	$771,118	$829,930	$754,039

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	September 30, 2020	June 30, 2020	September 30, 2019
TOTAL SHAREHOLDERS' EQUITY	$1,016,996	$1,001,594	$956,140
Less: Goodwill and other intangible assets	169,380	169,905	173,489
TANGIBLE EQUITY	$847,616	$831,689	$782,651

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
AVERAGE ASSETS	$9,557,682	$9,408,265	$8,785,692	$9,216,495	$8,401,687
Less: Average goodwill and other intangible assets	169,726	170,303	174,027	170,311	153,182
AVERAGE TANGIBLE ASSETS	$9,387,956	$9,237,962	$8,611,665	$9,046,184	$8,248,505

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2020	June 30, 2020	September 30, 2019
TOTAL ASSETS	$9,240,006	$9,712,994	$8,723,610
Less: Goodwill and other intangible assets	169,380	169,905	173,489
TANGIBLE ASSETS	$9,070,626	$9,543,089	$8,550,121

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2020	June 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Interest income	$89,566	$87,445	$94,589	$265,920	$268,671
Fully taxable equivalent adjustment	706	723	744	2,154	2,230
Fully taxable equivalent interest income	$90,272	$88,168	$95,333	$268,074	$270,901
Interest expense	5,726	6,259	17,488	24,611	47,943
Fully taxable equivalent net interest income	$84,546	$81,909	$77,845	$243,463	$222,958

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for loan losses, other income and other expense above.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) COVID-19 related expenses include calamity pay and special one-time bonuses to certain associates.
(k) Excludes $542.8 million and $543.1 million of PPP loans at September 30, 2020 and June 30, 2020, respectively.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com